                                                                               .
                                                                               .
                                                                               .

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                                                247,308.03
        Available Funds:
              Contract Payments due and received in this period                                                         3,368,854.55
              Contract Payments due in prior period(s) and received in this period                                        367,507.96
              Contract Payments received in this period for next period                                                    84,945.77
              Sales, Use and Property Tax, Maintenance, Late Charges                                                       78,485.95
              Prepayment Amounts related to early termination in this period                                            4,360,291.20
              Servicer Advance                                                                                            208,204.49
              Proceeds received from recoveries on previously Defaulted Contracts                                               0.00
              Transfer from Reserve Account                                                                                 3,771.61
              Interest earned on Collection Account                                                                         2,244.87
              Interest earned on Affiliated Account                                                                           391.72
              Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                       0.00
              Amounts paid per Contribution and Servicing Agreement Section 7.01
              (Substituted contract < Predecessor contract)                                                                     0.00
              Amounts paid under insurance policies                                                                             0.00
              Any other amounts                                                                                                 0.00
                                                                                                                      --------------
        Total Available Funds                                                                                           8,722,006.15
        Less: Amounts to be Retained in Collection Account                                                                247,366.95
                                                                                                                      --------------
        AMOUNT TO BE DISTRIBUTED                                                                                        8,474,639.20
                                                                                                                      ==============

        DISTRIBUTION OF FUNDS:
              1.   To Trustee -  Fees                                                                                           0.00
              2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                             367,507.96
              3.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                        a) Class A1 Principal and Interest                                                                      0.00
                        a) Class A2 Principal (distributed after A1 Note matures) and Interest                                  0.00
                        a) Class A3 Principal (distributed after A2 Note matures) and Interest                          3,802,588.37
                        a) Class A4 Principal (distributed after A3 Note matures) and Interest                          3,215,313.77
                        b) Class B Principal and Interest                                                                 119,572.54
                        c) Class C Principal and Interest                                                                 239,514.07
                        d) Class D Principal and Interest                                                                 160,498.85
                        e) Class E Principal and Interest                                                                 206,081.98

              4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                      0.00
              5.   To Issuer - Residual Principal and Interest and Reserve Account Distribution
                        a) Residual Interest (Provided no Restricting or Amortization Event in effect)                     19,320.21
                        b) Residual Principal (Provided no Restricting or Amortization Event in effect)                   221,171.73
                        c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)          3,771.61
              6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts              81,122.54
              7.   To Servicer, Servicing Fee and other Servicing Compensations                                            38,175.57
                                                                                                                      --------------
        TOTAL FUNDS DISTRIBUTED                                                                                         8,474,639.20
                                                                                                                      ==============
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}        247,366.95
                                                                                                                      ==============
II.    RESERVE ACCOUNT

Beginning Balance                                                                                                     $ 4,104,190.93
         - Add Investment Earnings                                                                                          3,771.61
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                       0.00
         - Less Distribution to Certificate Account                                                                         3,771.61
                                                                                                                      --------------
End of period balance                                                                                                 $ 4,104,190.93
                                                                                                                      ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $ 4,104,190.93
                                                                                                                      ==============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Pool A                                69,659,400.91
                  Pool B                                19,925,735.81
                                                        -------------
                                                                               89,585,136.72
Class A Overdue Interest, if any                                 0.00
Class A Monthly Interest - Pool A                          412,270.02
Class A Monthly Interest - Pool B                          117,927.85

Class A Overdue Principal, if any                                0.00
Class A Monthly Principal - Pool A                       5,103,751.30
Class A Monthly Principal - Pool B                       1,383,952.97
                                                        -------------
                                                                                6,487,704.27
Ending Principal Balance of the Class A Notes
                  Pool A                                64,555,649.61
                  Pool B                                18,541,782.84
                                                        -------------          -------------
                                                                               83,097,432.45
                                                                               =============

------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000            Ending Principal
Original Face $240,779,000     Original Face $240,779,000            Balance Factor
      $ 2.202010                      $ 26.944643                      34.511910%
------------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                       0.00
                  Class A2                                       0.00
                  Class A3                               3,781,136.72
                  Class A4                              85,804,000.00
                                                        -------------
Class A Monthly Interest                                                       89,585,136.72
                  Class A1 (Actual Number Days/360)              0.00
                  Class A2                                       0.00
                  Class A3                                  21,451.65
                  Class A4                                 508,746.22
                                                        -------------
Class A Monthly Principal
                  Class A1                                       0.00
                  Class A2                                       0.00
                  Class A3                               3,781,136.72
                  Class A4                               2,706,567.55
                                                        -------------
                                                                                6,487,704.27
Ending Principal Balance of the Class A Notes
                  Class A1                                       0.00
                  Class A2                                       0.00
                  Class A3                                       0.00
                  Class A4                              83,097,432.45
                                                        -------------          -------------
                                                                               83,097,432.45
                                                                               =============

Class A4

------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000            Ending Principal
Original Face $85,804,000      Original Face $85,804,000             Balance Factor
     $ 5.929167                       $ 31.543606                      96.845639%
------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                    Pool A                               1,187,248.19
                    Pool B                                 339,583.69
                                                         ------------
                                                                                1,526,831.88

Class B Overdue Interest, if any                                 0.00
Class B Monthly Interest - Pool A                            6,987.94
Class B Monthly Interest - Pool B                            1,998.73
Class B Overdue Principal, if any                                0.00
Class B Monthly Principal - Pool A                          86,995.76
Class B Monthly Principal - Pool B                          23,590.11
                                                         ------------
                                                                                  110,585.87

Ending Principal Balance of the Class B Notes
                    Pool A                               1,100,252.43
                    Pool B                                 315,993.58
                                                         ------------           ------------
                                                                                1,416,246.01
                                                                                ============

---------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $4,104,000   Original Face $4,104,000         Balance Factor
     $ 2.189734                 $ 26.945875                   34.508918%
---------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                    Pool A                               2,374,496.40
                    Pool B                                 679,167.38
                                                         ------------
                                                                                3,053,663.78
Class C Overdue Interest, if any                                 0.00
Class C Monthly Interest - Pool A                           14,262.81
Class C Monthly Interest - Pool B                            4,079.53
Class C Overdue Principal, if any                                0.00
Class C Monthly Principal - Pool A                         173,991.52
Class C Monthly Principal - Pool B                          47,180.21
                                                         ------------
                                                                                  221,171.73
Ending Principal Balance of the Class C Notes
                    Pool A                               2,200,504.88
                    Pool B                                 631,987.17
                                                         ------------           ------------
                                                                                2,832,492.05
                                                                                ============

---------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $8,208,000   Original Face $8,208,000         Balance Factor
     $ 2.234691                  $ 26.945874                  34.508919%
---------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes

                    Pool A                                                      1,582,997.60
                    Pool B                                                        452,778.26
                                                                                ------------
                                                                                                  2,035,775.86

Class D Overdue Interest, if any                                                        0.00
Class D Monthly Interest - Pool A                                                  10,148.33
Class D Monthly Interest - Pool B                                                   2,902.69
Class D Overdue Principal, if any                                                       0.00
Class D Monthly Principal - Pool A                                                115,994.35
Class D Monthly Principal - Pool B                                                 31,453.48
                                                                                ------------
                                                                                                    147,447.83

Ending Principal Balance of the Class D Notes

                    Pool A                                                      1,467,003.25
                    Pool B                                                        421,324.78
                                                                                ------------      ------------
                                                                                                  1,888,328.03
                                                                                                  ============

---------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $5,472,000   Original Face $5,472,000        Balance Factor
       $ 2.385055                 $ 26.945875                 34.508919%
---------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes

                    Pool A                                                      1,978,746.98
                    Pool B                                                        565,972.83
                                                                                ------------
                                                                                                  2,544,719.81

Class E Overdue Interest, if any                                                        0.00
Class E Monthly Interest - Pool A                                                  16,929.83
Class E Monthly Interest - Pool B                                                   4,842.37
Class E Overdue Principal, if any                                                       0.00
Class E Monthly Principal - Pool A                                                144,992.93
Class E Monthly Principal - Pool B                                                 39,316.85
                                                                                ------------
                                                                                                    184,309.78

Ending Principal Balance of the Class E Notes

                    Pool A                                                      1,833,754.05
                    Pool B                                                        526,655.98
                                                                                ------------      ------------
                                                                                                  2,360,410.03
                                                                                                  ============


---------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $6,840,000   Original Face $6,840,000        Balance Factor
       $ 3.183070                 $ 26.945874                 34.508919%
---------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance

                    Pool A                                                      2,375,676.34
                    Pool B                                                        679,716.34
                                                                                ------------
                                                                                                  3,055,392.68

Residual Interest - Pool A                                                         15,019.33
Residual Interest - Pool B                                                          4,300.88
Residual Principal - Pool A                                                       173,991.52
Residual Principal - Pool B                                                        47,180.21
                                                                                ------------
                                                                                                    221,171.73

Ending Residual Principal Balance

                    Pool A                                                      2,201,684.82
                    Pool B                                                        632,536.13
                                                                                ------------      ------------
                                                                                                  2,834,220.95
                                                                                                  ============

X. PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                                  38,175.57
 - Servicer Advances reimbursement                                                                367,507.96
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                 81,122.54
                                                                                                  ----------
Total amounts due to Servicer                                                                     486,806.07
                                                                                                  ==========

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                              79,158,566.38

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                0.00

          Decline in Aggregate Discounted Contract Balance                                                            5,799,717.39

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                           -------------
             ending of the related Collection Period                                                                 73,358,848.99
                                                                                                                     =============

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments and Servicer Advances                         2,055,659.14

              - Principal portion of Prepayment Amounts                                              3,744,058.25

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                    0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                         0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                  0.00

                                                                                                     ------------
                                  Total Decline in Aggregate Discounted Contract Balance             5,799,717.39
                                                                                                     ============

POOL B

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                              22,642,954.29

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                0.00

          Decline in Aggregate Discounted Contract Balance                                                            1,572,673.83

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                           -------------
             ending of the related Collection Period                                                                 21,070,280.46
                                                                                                                     =============

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments and Servicer Advances                           984,058.00

              - Principal portion of Prepayment Amounts                                                588,615.83

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                    0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                         0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                  0.00

                                                                                                     ------------
                                  Total Decline in Aggregate Discounted Contract Balance             1,572,673.83
                                                                                                     ============

                                                                                                                     -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    94,429,129.45
                                                                                                                     =============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                            Predecessor
                                                                 Discounted            Predecessor           Discounted
Lease #       Lessee Name                                       Present Value            Lease #           Present Value
-----------------------------------------------                 -------------          -----------        ----------------
                NONE

                                                                -------------                             ----------------
                                                        Totals:     $ 0.00                                $           0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $           0.00
b) ADCB OF POOL A AT CLOSING DATE                                                                         $ 186,735,373.96
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                       $ 0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                        $ 0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02     $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES                NO  X
                                                                                       -----              -----

POOL B

                                                                                                            Predecessor
                                                                 Discounted            Predecessor           Discounted
Lease #       Lessee Name                                       Present Value            Lease #           Present Value
-----------------------------------------------                 -------------          -----------        ----------------
                NONE

                                                                -------------                             ----------------
                                                        Totals:    $ 0.00                                 $           0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $           0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                         $  86,877,354.94
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                       0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                       $ 0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                        $ 0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02     $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES                NO  X
                                                                                       -----              -----

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                                                     Predecessor
                                                                             Discounted          Predecessor         Discounted
Lease #    Lessee Name                                                      Present Value          Lease #          Present Value
--------------------------------------------------------                   --------------        -----------      ----------------
1528-004   U.S. Neurological, Inc.                                         $   194,560.17         2042-202        $     981,403.44
2826-001   Newark Health Imaging, L.L.C.                                   $   789,368.50
2875-008   MRI of River North, INC. et al                                  $   735,842.45         2314-004        $     707,303.41
2709-202   Symmorphix, Inc.                                                $   390,173.53         2041-201        $     526,898.39
2712-201   Matric Semiconductor, Inc.                                      $   123,333.71         2041-202        $      87,853.47
2712-202   Matric Semiconductor, Inc.                                      $   102,100.09
3323-001   Open MRI Ohio I Ventures L.L.C.                                 $ 1,018,210.69         2659-001        $     567,212.03
           Cash                                                            $   116,213.37         2660-001        $     567,212.03
3694-003   Community Radiology of Virginia, Inc.                           $   607,349.06          973-021        $     154,974.48
3698-002   Advanced Medical Imaging Center, Inc.                           $   506,124.29          973-022        $      31,639.99
3702-002   USDL Pittsburgh Inc & USDL Pittsburgh Holding                   $ 1,418,075.66          973-023        $      49,476.32
                                                                                                   973-026        $      56,668.18
                                                                                                  1969-102        $     487,002.62
                                                                                                  2590-001        $   1,261,454.31
                                                                                                  1081-501        $     326,796.30
                                                                                                  1081-503        $     124,052.91

                                                                           --------------                         ----------------
                                                                Totals:    $ 6,001,351.52                         $   5,929,947.88

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                       5,929,947.88
b) ADCB OF POOL A AT CLOSING DATE                                                                                 $ 186,735,373.96
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                              3.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                       $ 0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                        $ 0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02     $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES                NO  X
                                                                                       -----              -----

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                     Predecessor
                                                                             Discounted          Predecessor         Discounted
Lease #    Lessee Name                                                      Present Value          Lease #          Present Value
--------------------------------------------------------                   --------------        -----------      ----------------
3313-001   Open MRI Missouri Ventures, LLC                                 $ 1,103,064.69         1004-501        $      60,739.26
3313-003   Open MRI Missouri Ventures, LLC                                 $ 1,035,735.31         1004-502        $      60,739.26
3309-002   Open MRI Illinois Ventures, LLC                                 $   998,471.79         2786-001        $   3,010,223.86
3702-005   USDL Pittsburgh Inc & USDL Pittsburgh Holding                   $   911,603.03         2140-501        $   1,338,784.65
3718-001   USD Dayton, Inc., and USD Dayton Holding                        $   809,799.02         2445-002        $     224,427.12
                                                                                                  2671-001        $      75,159.10
                                                                           --------------                         ---------------
                                                                Totals:    $ 4,858,673.84                         $   4,770,073.25

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                      $   4,770,073.25
b) ADCB OF POOL B AT CLOSING DATE                                                                                 $  86,877,354.94
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                              5.49%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                       $ 0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                        $ 0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02     $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES                NO  X
                                                                                       -----              -----

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1.       AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                  TOTAL OUTSTANDING CONTRACTS
     This Month                         993,007.15   This Month                    94,429,129.45
     1 Month Prior                      348,733.80   1 Month Prior                101,801,520.67
     2 Months Prior                   1,185,083.69   2 Months Prior               106,029,210.14

     Total                            2,526,824.64   Total                        302,259,860.26

     a) 3 MONTH AVERAGE                 842,274.88   b) 3 MONTH AVERAGE           100,753,286.75

     c) a/b                                   0.84%

2.   Does a Delinquency Condition Exist (1c > 6%)?
                                                                                                          Yes               No  X
                                                                                                             -------------    ------
3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                                                Yes               No  X
                                                                                                             -------------    ------
     B. An Indenture Event of Default has occurred and is then continuing?                                Yes               No  X
                                                                                                             -------------    ------

4.   Has a Servicer Event of Default occurred?                                                            Yes               No  X
                                                                                                             -------------    ------

5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                                     Yes               No  X
                                                                                                             -------------    ------
     B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or
        obligation not remedied within 90 days?                                                           Yes               No  X
                                                                                                             -------------    ------
     C. As of any Determination date, the sum of all defaulted contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                                                       Yes               No  X
                                                                                                             -------------    ------

6.   Aggregate Discounted Contract Balance at Closing Date                                        Balance $ 273,612,728.90
                                                                                                          ----------------

     DELINQUENT LEASE SUMMARY

                Days Past Due            Current Pool Balance          # Leases
                -------------            --------------------          --------
                   31 - 60                   2,921,029.80                 30
                   61 - 90                     204,728.52                 21
                  91 - 180                     993,007.15                 24

     Approved By:
     Matthew E. Goldenberg
     Vice President
     Structured Finance and Securitization
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